Income Taxes (Details) - Schedule of U.S Federal Income Tax Rate - U.S. Federal Income Tax Rate [Member] - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Effective Income Tax Rate Reconciliation [Line Items]
Tax benefit at statutory tax rate	$ (2,872,031)	$ (1,021,920)
State benefit, net of federal benefit	(210,273)	(291,977)
Beneficial conversion feature	868,825
Other permanent differences	3,713	(13,535)
Valuation allowance	2,209,897	1,308,517
Other	(131)	(11,179)
Total	$ 0	$ (30,094)